OFFICE TENANCY

THIS AGREEMENT is dated 29th July2006

BETWEEN the parties described as the Landlord and the Tenant respectively in Part I of the First Schedule

WHEREBY IT IS AGREED as follows :

SECTION I

INTERPRETATION AND AGREEMENT

1.1

Interpretation

In this Agreement the expressions set out in the Schedules hereto shall where the context so admits have the meanings respectively ascribed to them therein.

1.2

Joint and several liability

In this Agreement where the context so permits or requires words importing the singular number include the plural number and vice versa and words importing a gender include all other genders and where there are two or more persons included in the expression “the Tenant” covenants expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally.

1.3

Headings and index

The headings and covering pages are intended for guidance only and do not form part of this Agreement nor shall any of the provisions of this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

2

Premises Term and Rent

The Landlord shall let and the Tenant shall take, in the state and condition as it is, ALL THAT the premises more particularly described and set out in Part II of the First Schedule (“Premises”) TOGETHER with the use in common with the Landlord and all others having the like right of the entrances, staircases, landings, lavatories, corridors and passages in the Building as defined in Part II of the First Schedule insofar as the same are necessary for the proper use and enjoyment of the Premises AND TOGETHER with the use in common with others having the like right of the lifts escalators and central air-conditioning service serving the Premises whenever the same shall be operating for the term set out in Part III of the First Schedule (“Term”) YIELDING AND PAYING therefor throughout the Term such rent,  Management Fee and Cleaning Service Charges (which are unless the context otherwise requires collectively included in the term “Rent”) and other charges as are from time to time payable in advance and in accordance with the provisions set out in the Second Schedule.

SECTION  II

DEPOSIT

1

Deposit

1.1

The Tenant shall on the signing hereof deposit with the Landlord the sum or sums specified in Part V of the First Schedule to secure the due observance and performance by the Tenant of the covenants, agreements, stipulations, terms and conditions herein contained and on the part of the Tenant to be observed and performed.

1.2

The deposit shall be retained by the Landlord throughout the Term (SUBJECT to the Landlord’s right to forfeit the deposit under clause 1 of Section IX hereof) without interest and the Tenant hereby specifically authorises the Landlord (but without prejudice to any other right or remedy) to deduct and apply the deposit in payment of the amount of any rent, rates, Government rent, Management Fee and Cleaning Service Charges and other charges payable hereunder by the Tenant and any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the covenants, agreements, stipulations, obligations or conditions.

1.3

In the event of any deduction being made by the Landlord from the deposit the Tenant shall, as a condition precedent to the continuation of the tenancy, forthwith on demand by the Landlord make a further deposit (to be held by the Landlord in manner as aforesaid) equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord to determine this Agreement and forthwith to re-enter upon the Premises in which event the deposit shall be forfeited to the Landlord.

2

Refund of deposit

Subject as aforesaid the deposit shall be refunded to the Tenant by the Landlord without interest within forty five (45) days after the expiration or sooner determination of this Agreement and delivery of vacant possession to the Landlord or after settlement of the last outstanding claim by the Landlord against the Tenant for any arrears of rent, rates, Government rent, Management Fee and Air-Conditioning Charge and other charges and for any breach non-observance or non-performance of any of the covenants agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed or performed whichever is the later.

3

Increase in deposit

If there shall for whatever reason be any increase in the rent and/or Management Fee and Air-Conditioning Charge and/or rates and Government rent during the Term, the Tenant shall upon such increase becoming applicable pay to the Landlord as a condition precedent to the continuation of the tenancy by way of increase in the said deposit a sum  proportional to the said increase to restore the ratio of deposit to the rent and Management Fee and Air-Conditioning Charge and rates and Government rent to that previously subsisting.

4

Transfer of deposit

In the event that the Premises and/or this Agreement shall be assigned by the Landlord to any person(s), the Landlord shall be entitled as incidental to such assignment to transfer directly the deposit or the balance thereof to the assignee, after making any deduction in manner aforesaid (whether with or without the consent of the Tenant) PROVIDED that the assignee shall undertake with the Tenant to refund such deposit or balance thereof in accordance with the provisions hereof, whereupon the Landlord shall be released from any and all further obligations to the Tenant in respect of the said deposit, and the Tenant shall thereafter have no claim whatsoever against the Landlord in respect thereof. The Tenant shall if required by the Landlord (but not at the cost of the Tenant) enter into, sign, and execute such agreements, deeds or documents in such form and substance to the satisfaction of the Landlord, to release the Landlord from its obligation in respect of the refund of the deposit or balance thereof.

SECTION  III

TENANT’S OBLIGATIONS

The Tenant hereby agrees with the Landlord as follows:-

1.

Rent and Management Fee, etc.

1.1

To pay the rent as set out in Part I of the Second Schedule in advance in respect of the Premises and clear of all deductions on the first day of each calendar month, the first and last of such payments to be apportioned according to the number of days in the month included in the Term.

1.2

To pay and discharge at the same time and in the same manner as the rent is payable the Management Fee and Cleaning Service Charges and any other service and maintenance charges payable by the owner or occupier of the Premises or (as the case may be) the Landlord including (without limitation) such charges as may be demanded from time to time by the Building Manager or Management Committee or similar Management Body for the time being of the Building (if any) and/or those charges payable in respect of the Premises pursuant to or by virtue of the Deed of Mutual Covenant and Management Agreement relating to the Building, and subject to revision in accordance with Clause 1.5 of Section III, the Management Fee and and Cleaning Service Charges (subject to any revision in accordance with Clause 25 of Section III) payable at the Commencement of the Term is set out in Part II of the Second Schedule.

1.3

If the day on which the rent, the Management Fee and Cleaning Service Charges or additional outgoings or other payments fall due under this Agreement is a public holiday, the relevant payment of rent, Management Fee and Cleaning Service Charges or additional outgoings or otherwise shall be due and payable on the preceding business day.  For the avoidance of doubt, “business day” means a day on which banks are ordinarily open for business in Hong Kong Special Administrative Region.

1.4

If payment is made by the Tenant by cheque, such cheque must be good for payment and reach the office of the Landlord before 3:30 p.m. in the afternoon if such payment is made on any weekday except Saturday, and before 11:30 a.m. if such payment is made on a Saturday, failing which the payment shall be deemed to have been paid by the Tenant on the following business day, and the Tenant shall be deemed to have defaulted in making due payment.

1.5

If at any time and from time to time during the Term the operating cost relative to the supply of the air-conditioning and/or the costs and expenses for the provision of management services to the Building and/or the Premises shall have risen over the costs prevailing at the commencement of the Term the Landlord shall be entitled to serve one (1) month’s notice in writing upon the Tenant to increase the charges or any of them by appropriate amount(s) and thereafter such increased charges shall prevail. The Landlord’s assessments of the appropriate increase shall be conclusive and binding on the Tenant.

1.6

If the Tenant should require air-conditioning outside the normal air-conditioning supply hours set out in the Fifth Schedule, subject to the Tenant’s giving to the Landlord not less than 24 hours prior notice in writing, additional air-conditioning will normally be provided on condition that the additional air-conditioning shall be applied in units of one hour and at least two hours on each occasion at such rate as may be charged by the Landlord from time to time.

2

Rates and Government Rent

2.1

To pay and discharge punctually during the Term all rates, Government rent, taxes, assessments, duties, charges, impositions and outgoings of an annual or recurring nature whatsoever now or hereafter to be assessed imposed or charged on the Premises or upon the owner or occupier in respect of the Premises or any part thereof by the Government of Hong Kong Special Administrative Region or other lawful authority (Property Tax alone excepted) on the 1st day of the months of January, April, July and October.

2.2

Without prejudice to the generality of clause 2.1, the Tenant shall pay to the Landlord all rates and Government rent imposed on the Premises by the Government and as and when demanded by the Landlord, who shall settle the same with the Government of Hong Kong Special Administrative Region.

2.3

In the event of the Premises not yet having been assessed to rates and/or the Government rent, the Tenant shall pay to the Landlord a sum (which shall be computed on the basis of the prevailing percentages of the rateable value of the Premises for rates and/or the Government rent for the corresponding quarter) as shall be required by the Landlord as a deposit by way of security for the due payment of rates and/or Government rent subject to adjustment on actual rates and/or the Government rent assessment being received by the Landlord from the Government of Hong Kong Special Administrative Region.

3

Water & electricity charges

To pay and discharge punctually during the Term all charges (including all deposits) in respect of water, electric light, power and telephones as may be shown by the separate meter or meters installed upon the Premises or by accounts rendered to the Tenant.

4

User

To use the Premises only for the purposes set out in Part IV of the First Schedule hereto and for no other purpose whatsoever.

5

Entry by Landlord

5.1

To permit the Landlord and its agents with or without workmen and all persons authorised by it and with or without appliances at all reasonable times upon prior notice to enter upon the Premises and if necessary, to remain at the Premises :

(a)

to take inventories of fixtures and fittings therein and to carry out any maintenance works or repairs to the Landlord’s installations inside the Premises which are in the opinion of the Landlord necessary and proper to be done;

(b)

to examine the state and condition thereof and of the fixtures and fittings therein, including but not limited to the central air-conditioning unit;

(c)

to execute any works of renewal cleaning alteration or repair to any adjacent or neighbouring premises or to the Building without any claim for damages or indemnity against the Landlord; and

(d)

to do such work as may be deemed necessary to preserve the exterior walls or any part of the structure of the Building from injury or damage from any excavation or other building works as may be made or authorised in the vicinity of the Building and the Tenant shall deposit with the Landlord a key or key(s) to the Premises to enable the Landlord to enter into the Premises in the event of emergency,  and unless key(s) are so deposited with the Landlord, in the event of emergency the Landlord or its agents may without notice enter upon the Premises forcibly, and the Tenant shall at its own expense reinstate the entrance door to the Premises to its original state and condition without any claim for damages or indemnity against the Landlord.

5.2

To permit the Landlord and all persons authorised by it at all reasonable times to show the Premises to prospective tenants during the last three months of the Term or to prospective purchasers at any time during the Term.

6

Repairs

Upon receipt of notice from the Landlord to forthwith make good all defects and wants of repair for which the Tenant is responsible hereunder and if the Tenant should not within seven (7) days after the service of such notice proceed diligently with the making good of all defects and the carrying out of such repair then to permit the Landlord to enter upon the Premises and to make good the said defects and carry out such repair. The costs thereof shall be paid by the Tenant and be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

7

Close windows

To keep all windows and doors of the Premises closed and to permit the Landlord or its servants and agents and others from time to time during the Term to enter upon the Premises for the purpose of closing any doors or windows.

8

Notify Landlord of damage

To notify the Landlord or its agent of any accidents to or defects in the water pipes electrical wires or fittings fixtures or other facilities provided by the Landlord within the  Premises whether or not the Tenant is liable hereunder for the repair of the same forthwith upon the Tenant’s becoming aware (whether actually or constructively) of the same arising.

9

Interior fitting out

9.1

To fit out the interior of the Premises at the Tenant’s expense in accordance with the requirements and provisions set out in the Third Schedule.

9.2

Fitting out works in the Premises to be carried out by the Tenant shall be carried out in accordance with plans drawings and specifications as that have been first submitted under clause 10 below and have been approved in writing by the  Landlord.  Such works shall be carried out in a good and proper workmanlike fashion with good quality materials and with all necessary Government licences permits authorities permissions and consents.

9.3

Upon completion of the fitting out work to the satisfaction of the Landlord, the Tenant shall throughout the Term maintain the Premises in good repair and condition to the satisfaction of the Landlord.  The Tenant will not cause or permit to be made any alteration  variation or addition to the approved interior design or layout of the Premises and may not commence any further fitting out works upon the Premises without the prior written consent of the Landlord.  Any fitting out of the Premises adjoining a common area shall be of a style nature and standard as may be required by the Landlord and the work shall be carried out at the cost of the Tenant.  In carrying out any approved work the Tenant shall obey and cause his servants agents contractors and workmen to obey and comply with all instructions and directions prescribed by the Landlord, the Landlord’s agent, or the Building Manager of the Building.

9.4

To employ at the Tenant’s expense only such contractors as are nominated by the Landlord from time to time for the purpose of designing and carrying out and installing all the necessary building services and builders’ work as hereinafter defined in the Premises in manner as prescribed by the Landlord or its nominated contractors and in particular to observe and comply with the conditions and requirements as stated in the Tenant’s Fitting-Out Guide.  The expression “building services” means all mechanical and electrical engineering work and arrangements relating to the Premises including but not confined to electrical, plumbing, building automation and fire fighting installations.  The expression “builders’ work” shall mean all renovation works not specified under “building services” including but not confined to light tracks, light troughs and graphics panels.

9.5

To pay a vetting charge to the Building Manager for its checking of the fitting out plans and inspection of the fitting-out works, and pay the sum demanded by the Building Manager as a refundable deposit as security for any damage to the Building caused as a result of the Tenant’s works and the removal of any debris.

10

Submission of information

1.1

The Tenant shall furnish to the Landlord full details of all specifications, prints, copies and drawings information or materials as and when required by the Landlord and shall cause the same to be delivered to the Landlord’s office.

1.2

The Tenant shall provide the Landlord with the following:-

(a)

Three sets of elevations to describe the space with all electric outlets.

(b)

Three copies of the reflected ceiling plan with a schedule indicating the voltage, type, wattage, quantity and location of outlets for all light fittings and air-conditioning.

(c)

Three copies of the floor plan with partitions.

(d)

Three copies of the office layout prints of all case work including the location of all sockets, switches, fuse box, telephone points, size, weight and location of the safe, if any.

10.3

Prior to the commencement of any works, the Tenant shall furnish the Landlord with the following information :-

(a)

The names and address(es) of the appointed designer/agent for the Premises, the general contractor(s) to be engaged in the construction of the Tenant’s work and the Tenant’s authorised agent/representative.

(b)

The proposed commencement date of the interior decoration works and the estimated date of completion thereof, and the projected date of opening of the Premises for business.

(c)

Office layout drawings in triplicate for the Landlord’s written approval.

11

Inspection by Landlord

To permit the inspection of all Tenant’s work by the Landlord, the Landlord’s Architect and Landlord’s General Contractor from time to time during the period in which Tenant's work aforesaid is being performed.

12

Reimbursement to Landlord

The Landlord shall have the right to perform on behalf of and for the account of the Tenant, subject to reimbursement by the Tenant, any of the Tenant’s work which the Landlord determines shall be so performed. Such work shall be limited to work which the Landlord deems necessary to be done on an emergency basis, work caused by the Tenant’s fault, and work which pertains to structural components, the general utility systems for the Building and the erection of temporary safety barricades and temporary signs during construction.

13

Good repair of interior

To keep all the interior of the Premises, the flooring and interior plaster or other finishing material or rendering to walls floors and ceilings, and the Landlord’s fixtures and additions including the central air-conditioning unit, doors, window, fan coil units, air ductings, electrical installation wiring piping and fittings for light, power and water in good clean, tenantable and proper repair and condition and properly preserved and painted as may be appropriate when from time to time required and to so maintain the same throughout the Term  at the expense of the Tenant and deliver up the same to the Landlord at the expiration or sooner determination of the Term in such repair and the like condition (fair wear and tear excepted) PROVIDED that the Tenant shall reimburse to the Landlord the cost of repairing or replacing any air-conditioning units or other part of the air-conditioning apparatus or installation within the Premises which is damaged or rendered defective due to the act or neglect of the Tenant.

14

Fire fighting and security system

To ensure at all times that all fire alarms, fire fighting equipment, roller shutters and other equipment for security purposes provided by the Landlord are not disrupted, interrupted, damaged or caused to be defective through the act, default or neglect of the Tenant, his servants, agents, licensees or customers. The Tenant may not under any circumstances cover up any hose-reel, break-glass unit or alarm bell.

15

Electrical testing

To test all circuits for shorts and earthing and to balance loads on all panels.

16

Passage of wires pipes cables etc

The Tenant agrees that permanent utility lines may pass through the ceiling cavity of the Premises to service other premises and areas in the Building.

17

Emergency lighting

To provide battery operated type emergency lighting and exit signs in locations within the Premises as required by any codes and regulations, and as deemed necessary by the Landlord.

18

Earthing

To provide earthing within the Premises as required by any codes and regulations from time to time in force.

19

Statutes, codes & ordinances

To comply with all applicable statutes, codes, ordinances and other regulations for all work performed by or on behalf of the Tenant within the Premises and the Landlord’s or the Landlord’s agent’s approval of plans, specifications, calculations or otherwise of the Tenant’s work shall not constitute any implication, representation or certification by the Landlord that the works are in compliance with the said statutes, codes, ordinances, and other regulations.

20

Rules and regulations made by the Building Manager

To observe faithfully and comply strictly with the Building rules and regulations as set out in the Fourth Schedule hereto and such other rules and regulations as the Landlord or the Landlord’s agents or the Building Manager of the Building may from time to time prescribe for the proper management and maintenance of the Premises and the Building. Notice of any additional rules or regulations shall be given in such manner as the Landlord or the Building Manager may elect. Such rules and regulations shall be binding upon the Tenant and shall have the same force and effect as if set out in the body of this Agreement.

21

First class office premises

To fit out, use, manage and otherwise maintain the Premises so as not to prejudice the goodwill and reputation of the Building as first class office premises.

22

Protection from typhoon

To take all reasonable precautions to protect the interior of the Premises against damage by storm or typhoon or the like threats and in particular to ensure any exterior doors and windows are securely fastened upon the threat of such adverse weather conditions.

23

Third party insurance

To effect and maintain throughout the Term insurance cover in respect of the Tenant’s obligations under Section V with a reputable insurance company to the satisfaction of the Landlord and to produce to the Landlord, as and when so required by the Landlord, the policy of such insurance together with the receipt for the last payment of premium and a certificate from the relevant insurance company that the policy is fully paid up and in all respects valid and subsisting, in default of which the Landlord shall be entitled (but not obliged) at the Tenant’s expense to effect such insurance cover.  The policy of such insurance shall be in the name of the Tenant and endorsed to show the interest of the Landlord in the Premises and the Building and shall be in such amount as the Landlord may from time to time stipulate and shall contain a clause to the effect that the insurance cover thereby effected and the terms and conditions  thereof shall not be cancelled modified or restricted without the prior written consent of the Landlord.

24

Insurance of Contents

To be wholly responsible for any loss or damage to property within the Premises including without limitation all furniture fixtures fittings goods chattels samples personal effects contents and to effect with a reputable insurance company adequate insurance cover for the same in their full replacement value against all risks including without limitation those risks perils under circumstances for which the Landlord’s liability is expressly or impliedly excluded under this Agreement.  The Tenant undertakes to produce and make available to the Landlord as and when so required by the Landlord copies of the policy of such insurance together with the receipt for the last payment of premium and a certificate from the relevant insurance company that the policy is fully paid up and in all respects valid and subsisting.

25

Cleaning Service charges

To keep the Premises including all windows and lights at all times in a clean and sanitary state and condition. The Landlord shall procure that Best Result Cleaning Services Limited ("Best Result"), the designated sub-contractor of the Landlord, shall provide internal cleaning services ("Cleaning Services") to the Premises at the cost set out in Part II of the Second Schedule hereto ("Cleaning Service Charges"), subject to adjustment as notified by Best Result to the Tenant, payable in advance and in the same manner as the Management  Fee and Air-conditioning Charge (if any) are payable hereunder.  The scope of the Cleaning Services will be available upon request being made to Best Result either directly or through the Landlord.  The Cleaning Service Charges will be collected by the Landlord, as agent for and on behalf of Best Result, in the same way and manner as the Management Fee and Air-conditioning Charge (if any) are collected.  The Tenant shall pay the Cleaning Service Charges on or before the first day of each and every calendar month.  No other cleaning contractors for the internal cleaning of the Premises shall be employed by the Tenant without the Landlord's or the Building Manager's prior written consent.

26

Cleaning drains, etc.

In the event of the pipes, drains, ducts, sanitary or plumbing apparatus of the Building becoming choked or stopped up owing to the careless or improper use by the Tenant its servants agents licensees invitees the Tenant shall pay to the Landlord the costs incurred in cleaning and clearing the same from obstruction.

27

Replacement of broken windows

To replace or to reimburse the Landlord for the cost of replacing any broken or damaged windows and/or glass panels and fixtures within and/or encompassing the Premises whether the same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant.

28

To make good damage

To take good care of the fixtures fittings including but not limited to the central air-conditioning unit and other articles provided by the Landlord within the Premises and to make good and pay for all damage caused by the Tenant its servants or licensees to any of them. The Tenant may not remove any of them from the Premises and shall deliver up the same to the Landlord at the expiration or sooner determination of the tenancy in good condition.

29

Maintenance of sanitary and water apparatus

To keep the sanitary and water apparatus (if any) used exclusively by the Tenant and his servants agents licensees workmen or visitors in good, clean and tenantable repair and condition (fair wear and tear excepted) to the satisfaction of the Landlord and in accordance with the Regulations or by-laws of all Public Health and other Government Authorities concerned or to use in common with others the lavatories and washing accommodations and facilities provided by the Landlord in the Building with care and in proper manner and not to permit or suffer the same to be used in any improper manner or whereby the soil or waste pipes may become impeded or blocked and at all times to indemnify the Landlord against liability for damage  by the escape of water thereby caused to the properties or effects of the tenants or occupiers of the other part of the Building.

30

Vermin

To take all due precautions to prevent the Premises from becoming infested with insects or vermin. The Tenant shall employ at its own expense such pest extermination contractors as the Landlord may require and at such intervals as the Landlord may direct.  Without prejudice to the aforesaid, in the event of the Premises becoming so infested, the Tenant shall pay for the cost of extermination or deinfestation as arranged or approved by the Landlord and the selected exterminators shall be given full access to the Premises for such purpose.

SECTION IV

RESTRICTIONS AND PROHIBITIONS

1

Breach of Government Lease

Not to do or cause to be done or suffer or permit any act deed matter or thing whatsoever which constitutes a breach of any of the terms and conditions in the Government Lease or Conditions under which the Premises are held or in contravention of any of ordinances regulations by-laws rules notices requirements or restrictions or prohibitions imposed by any appropriate government authority in connection with the Premises or any trade that is now or may hereafter be declared an offensive trade by any government authority.

2

Breach of Deed of Mutual Covenant, etc.

Not to do or cause to be done or suffer or permit any act deed matter or thing whatsoever which shall or may amount to a breach of the covenants terms and provisions of the Deed of Mutual Covenant and Management Agreement (if any) relating to the Building so far as they relate to the occupation and use of the Premises and to indemnify the Landlord against all and any breach non-observance or non-performance thereof.

3

Breach of insurance policy

Not to do or permit or suffer to be done any act deed matter or thing whatsoever whereby the insurance on the Building against loss or damage by fire and/or other insurable perils and/or claims by third parties for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided that if as the result of any act deed matter or thing done permitted or suffered by the Tenant the premium on any such policy of insurance shall be increased the Landlord shall be entitled without prejudice to any other remedy hereunder to recover from the Tenant the amount of any such increase.

4

Subletting and assigning

Not to assign underlet transfer licence share or otherwise part with the possession of the Premises or any part thereof either by way of subletting lending sharing or other means whereby any organization company firm or person or persons not a party to this Agreement obtains the use or possession of the Premises or any part thereof, irrespective of whether any rental or other consideration is given therefor. This tenancy is personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing the following acts and events shall, unless previously approved in writing by the Landlord, be deemed to be breaches of this clause:-

4.1

In the case of a tenant which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

4.2

In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the  Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

4.3

In the case of a tenant which is a corporation any take-over, reconstruction amalgamation, merger, voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof.

4.4

The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the  Premises or any part thereof or does in fact use possess occupy or enjoy the same.

4.5

The change of the Tenant’s business name without the previous written consent of the Landlord and in connection with any application for consent under this provision, the Landlord may require the Tenant to produce such evidence as the Landlord may think fit to show that no breach of the provisions of this Clause 4 has taken place or is about to take place.

5

Sale by auction

Not to permit or suffer to be held upon the Premises any sale by auction or sale of a similar nature upon the Premises.

6

Alterations, additions, etc.

6.1

Not to make or permit any alterations or additions (whether or not of a structural nature) to or in the Premises or any part thereof either internally or externally or to any fixtures or fittings or electrical wiring or electrical/mechanical installations or fire-prevention system or air-conditioning system or plumbing and drainage system or building services system or to any item therein nor to pull down, alter or remove any portions of the doors windows partitions or fittings of the Premises without the prior written consent of the Landlord.

6.2

Not to change or in any way to alter the appearance of the standard entrance doors provided by the Landlord for access to and egress from the Premises without having first obtained the written consent of the Landlord therefor.

6.3

Not to install additional locks bolts or additional fittings to the entrance doors of the Premises  or in any way to cut or alter the same without having first obtained the written consent of the Landlord therefor.

6.4

Not to install set up or affix or permit to be installed set up affixed in or upon the Premises or any part thereof in any manner whatsoever any engine machinery or mechanical device or plant or air-conditioning or heating system.

7

Disfigure structures, fixtures, etc.

Not to damage or disfigure any structures fixtures, canopies decorations, installations outside the Premises including central air-conditioning unit, mail chutes, refuse chutes, halls, passages, drainage walls, walls, partitions, ceilings, and to pay on demand to the Landlord the costs and expenses incurred by the Landlord in repairing or making good such damage or cleaning the same.

8

Installation in or damage to common areas

Not to lay, install, affix or attach any wiring, cables or other article or thing whatsoever in or upon any areas or parts of the Building in common use or in any place which is not hereby exclusively let to the Tenant nor to damage injure or deface any part of the fabric or walls or roof of the Building or of the common areas stairs and lifts and other facilities of the Building.

9

Signs

9.1

Not to affix, erect, attach, exhibit, display or permit or suffer so to be done upon any part within or on the exterior or at the show windows (if any) of the Premises or to or through any windows thereof any writing sign decoration signboard notice advertisement placard neon light or other device (whether illuminated or not) which may be visible from outside the Premises except that the name of the Tenant (or any new name of the Tenant as approved by the Landlord under Clause 4 of Section IV) and the nature of the trade or business carried out thereon may be displayed on the Directory Boards provided by the Landlord but only in such form and place and character as shall be first approved by the Landlord, and the costs thereof shall be borne by the Tenant solely.

9.2

The Landlord or its authorised agents shall have the right and at the cost and expense of the Tenant to remove, relocate and to improve the arrangement of any unauthorised writing, sign, decoration signboard notice advertisement placard neon light or device affixed or put up or displayed without the proper approval of the Landlord or its agents.

10

Floor loading capacity

Not to place any load upon any floor of the Premises in excess of the loading capacity for which the floor is designed. The Landlord reserves the right to prescribe the weight and position of all safes and any heavy articles which must be placed so as to distribute the weight. Business machines and mechanical equipment authorised by the Landlord shall be placed and maintained by the Tenant at the Tenant’s expense in settings sufficient in the Landlord’s judgement to absorb and prevent vibration noise and annoyance to occupiers of the other portions of the Building.

11

Freight lift carrying capacity

Not to place any heavy machinery goods raw materials or articles in any freight lift in excess of the permitted carrying capacity for which the lift is designed.

12

Passenger lift

Not to use or permit to be used the passenger lifts of the Building for the purpose of carrying any furniture or goods or heavy articles (the Landlord having provided freight lifts for such purpose), and to observe the regulations affecting the use of all lifts as indicated therein or intimated by the Landlord or the Building Manager of the Building or its agents from time to time.

13

Nuisance

Not to do or permit to be done in or upon the Premises or any part thereof anything which may be or become a nuisance or cause annoyance damage or disturbance to the Landlord or to any of the tenants or occupiers of any other portion of the Building or of other property in the neighbourhood or in any way affect the reputation of the Building or be contrary to the laws or regulations of Hong Kong Special Administrative Region.

14

Noise

Not to do or permit or suffer to be done upon the Premises or any part thereof any music noise (including sound produced by broadcasting from television, radio and any apparatus or instrument capable of producing or reproducing music and sound) or other act matter or thing whatsoever which may be or become a nuisance or annoyance, or cause damage or disturbance to the Landlord or the owners tenants lessees or occupiers of any adjoining or neighbouring premises.

15

Combustible or dangerous goods

Not to keep or store or permit to be kept or stored in or upon the Premises any arms, ammunition, gun-powder, salt-petre, kerosene or other explosive or inflammable dangerous or prohibited goods or materials (as defined in the Dangerous Goods Ordinance (Cap.295) or any legislation replacing the same or any orders or regulations made thereunder).

16

Storage of goods

Not to use the Premises or any part thereof for the purposes of the manufacture of goods and merchandise or for the storage of excessive amount of goods or merchandise other than in quantities consistent with the nature and smooth running of the Tenant’s business.

17

Animals

Not to keep any birds or livestock of any description or any noxious goods or articles on the Premises.

18

Illegal or immoral purposes

Not to use or permit or suffer the Premises to be used or any part thereof for the purpose of gambling in contravention to the Gambling Ordinance or for any illegal or immoral purpose.

19

Preparation of food

Not without the prior written consent of the Landlord to prepare or permit or suffer to be prepared any food in the Premises and not to permit or suffer any unusual or objectionable odours to be produced upon or to permeate from the Premises.

20

Sleeping or domestic use

Not without the Landlord's prior permission in writing, permit any person to remain in the Premises overnight.  Such permission if given shall only be given in order to enable the Tenant to post watchmen to look after the contents of the Premises, which shall not be used as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance for the time being in force.

21

Obstructions in common areas

Not to encumber obstruct or permit to be encumbered or obstructed with any boxes, packaging, merchandise, rubbish or other articles or obstructions of any kind or nature at any of the entrances, exits, staircases, landings, passages, lifts, escalators, lobbies or other parts of the Building not included in the Premises. In addition to any other remedies which the  Landlord may have hereunder, the Landlord, its servants or agents may without any prior notice to the Tenant remove any such obstruction and dispose of the same as they may think fit without incurring any liability therefor and the Tenant shall on demand pay to the Landlord all costs and expenses incurred in such removal.

22

Movement of heavy machinery

Not to move any safe heavy machinery equipment and freight bulky matter or fixtures in and out of the Building without first obtaining the Landlord’s written consent. The Tenant shall keep the Landlord indemnified against all damages sustained by any person or property and for any damages or monies paid out by the Landlord in settlement of any claim or judgements as well as legal costs incurred in connection therewith and all costs incurred in repairing any damage to the Building or its appurtenances resulting from movement of any heavy machinery equipment freight bulky matter or fixtures. Upon the Tenant requiring to move to and from the  Premises any such items, the Tenant hereby undertakes at all times to use the service lifts provided by Landlord for such purposes and to notify Landlord and arrange with the Landlord a suitable time for such deliveries or removals to be effected.

23

No incense to be burnt

Not to burn or permit to be burnt incense in the Premises or in any part of the Building.

24

Fire risk

Not to do or permit any act or thing to be done which is likely to cause any fire risk or other hazard in the Building.

25

No loading in parking area

Not to obstruct or otherwise use nor permit any employee agent or licencee of the Tenant to obstruct or otherwise use these areas of the Building allocated to the parking or movement of or access for vehicles or designated as loading/unloading areas otherwise than in accordance with the regulations from time to time made by the Landlord.

26

Use of building name

Not without the previous written consent of the Landlord to use or permit to be used the name/logo or any part of the name/logo of the Landlord or of the Building or any picture representation or likeness of the whole or any part of such name/logo or of the Building or of the Premises in connection with the business or operations of the Tenant or for any purpose whatsoever other than to indicate the address and place of business of the Tenant.

27

Telephone service

Not without the Landlord’s prior written consent to use any telephone service provider other than that designated or approved by the Landlord.

SECTION V

INDEMNITIES

1

Indemnify Landlord

The Tenant shall indemnify the Landlord against all liabilities, claims, demands, actions, proceedings, damages, losses, costs and expenses arising directly  or indirectly from or incidental to the use or occupation of the Premises, the execution of alterations, additions or repairs to the Premises, any non-compliance by the Tenant with its obligations under this Agreement, or any other act, default, neglect or omission by the Tenant, its employees, contractors, servants, agents, licenses, visitors or invitees.

2

Indemnity against loss/damage from interior

Without prejudice to Clause 1 of Section V, the Tenant shall be wholly responsible for any loss damage or injury caused to any person or property caused directly or indirectly through the want of repair of the interior of the Premises or the defective or damaged condition of any part of interior of the Premises or of any of the fixtures and fittings therein or in any way owing to the spread of fire or smoke or the overflow of water from the Premises or any part thereof.

3

Indemnity against Overflow of Water

To be wholly responsible for any loss or damage caused to any person or property caused by or through or in any way owing to the escape or overflow of water from the Premises and to make good the same by payment or otherwise and to indemnify the Landlord against all costs claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of such loss damage or injury and costs and expenses incidental thereto.

SECTION VI

LANDLORD’S OBLIGATIONS

The Landlord hereby agrees with the Tenant as follows:-

1

Quiet enjoyment

To permit the Tenant (duly paying the rent rates Government rent Management Fee and Cleaning Service Charges and observing and performing the terms and conditions herein contained) to have quiet possession and enjoyment of the Premises during the Term without any interruption by the Landlord or any person or persons lawfully claiming through under or in trust for the Landlord.

2

Roof and main structure, etc.

To use its best endeavours or arrange for the Building Manager to use its best endeavours to amend and repair such defects in the roof, main electricity supply cables, main drain pipes, main walls and exterior windows frames of the Building and the lifts and the central air-conditioning system as the Landlord shall discover or as the Tenant or other authorised person or Authority shall notify to the Landlord in writing and to maintain the same in a proper state of repair and condition at the cost of the Landlord PROVIDED that the Landlord shall be entitled to be given a reasonable period of time wherein to view any such defects and to amend and repair the same.

3

Lifts, air-conditioning services, etc.

To use its best endeavours or arrange for the Building Manager to use its best endeavours to maintain and keep the lifts, escalators, air-conditioning system and services  of the Building in a proper state of repair and condition.

4

Property tax

To pay the Property Tax for the time being payable in respect of the Premises.

5

Maintenance of common parts

To use its best endeavors or arrange for the Building Manager to use its best endeavors to:

5.1

Maintain, light, clean, operate and service all the common parts of the Building;

5.2

Keep the common parts toilets and other parts of the Building for common use clean and in proper condition; and

5.3

Maintain lifts escalators fire and security services equipment air-conditioning plant and other facilities of the Building in proper working order.

6

Directory board

To maintain at the main entrances and in all other places as the Landlord shall deem fit directory boards and to allot space thereon for Tenant’s name to be affixed in such uniform lettering or characters as shall be designated by the Landlord.

SECTION VII

EXCLUSIONS OF LIABILITY

1

The Landlord shall not be liable to the Tenant its servants licensees or invitees in respect of any claim loss (including but not limited to loss of profits) damage or injury to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to :-

1.1

Lifts escalators and other services

any defect in or breakdown or suspension of the lifts escalators fire fighting detection system water sprinkler equipment central air-conditioning system or other facilities of the Building or any of them; or

1.2

Electricity supply

any failure malfunction explosion or suspension of the electricity supply to the Building or the Premises; or

1.3

Fire overflow of water and vermin

fire or the overflow or leakage of water including rain, storm or sea water from anywhere within the Building or the influx of water including rain, storm or sea water into the Building or the Premises or the escape of fumes, smoke, fire or to activity of termites pests rats or other vermin in the Building; or

1.4

Typhoon

in respect of loss or damage caused by through or in anywise owing to any typhoon; or

1.5

Water sprinklers

any use of water sprinkler devices or their coming into operation whether by intentional operation or as a result of mechanical failure or malfunction; or

1.6

Services

the adequacy or otherwise of any of the management services (including security) rendered by the Landlord and/or the Building Manager or the Cleaning Services rendered by Best Result or the failure to render the same or the suspension or interruption thereof for whatever reason;

nor shall the Rent or Management Fee and Cleaning Service Charges or service charge or any part thereof cease to be payable other than in the circumstances set out in Section VIII.

SECTION VIII

ABATEMENT OF RENT

1

Abatement

1.1

If the Premises or the Building or any part thereof shall at any time during the Term be destroyed or damaged or become unfit for occupation not due to any default of the Tenant but owing to fire flooding storm typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of policy moneys refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of this tenancy the Premises shall be condemned as a dangerous structure or a demolition order or a closing order shall become operative in respect of the Premises the rent hereby reserved or a proportionate part thereof according to the extent and duration of the damage sustained shall be suspended until the Premises shall again be rendered fit for occupation and use.

1.2

The Landlord shall be under no obligation to repair or to reinstate the Premises if by reason of the condition of the same or any local Regulations or other circumstances beyond the control of the Landlord it is not practicable or reasonable to do so.

1.3

If the whole or substantially the whole of the Premises are not repaired or reinstated within three months from the occurrence of such event or the order either the Landlord or the Tenant shall have the right thereafter to determine this Agreement by giving one month’s notice in writing to the other, whereupon everything herein contained shall determine as from the date of the expiry of such notice but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the cessation of the liability to pay rent.

SECTION IX

DEFAULT

It is hereby further expressly agreed and declared as follows:-

1

Default

If the Rent or other charges or additional outgoings with interest thereon (if any) hereby reserved or any part thereof shall be in arrears at any time after the due date (whether formally demanded or not) or if there shall be any other breach or non-performance of any of the covenants stipulations conditions or agreements herein contained and on the part of the Tenant to be observed or performed or if the Tenant shall become bankrupt or being a corporation go into liquidation whether compulsory or voluntary (save for the purposes of amalgamation or reconstruction) or if a receiver or a receiver and manager is being appointed against all or any of the asset or business of the Tenant or if any petition shall be filed for the winding up of the Tenant or if the Tenant shall otherwise become insolvent or enter into any arrangement or composition for the benefit of the Tenant’s creditor(s) or shall suffer any distress or execution to be levied upon the Premises or otherwise on the Tenant’s goods or effects or if the Tenant persistently fails to pay the Rent or any payments hereby stipulated and when due, then and in any such case it shall be lawful for the Landlord or any person duly authorised in that behalf at any time thereafter to re-enter into and upon the Premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely determine and the deposit paid as hereinafter mentioned shall be absolutely forfeited to the Landlord as and for liquidated damages and not as penalty but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance by the Tenant of any of the terms of this Agreement and the Landlord shall be entitled to recover from the Tenant all loss and damage it sustains as a direct or indirect result of such early determination.

2

Service of notice

A written notice served by the Landlord on the Tenant or left at the Premises, to the effect that the Landlord thereby exercises the power of re-entry, shall be a full and sufficient exercise of such power without actual entry on the part of the Landlord.

3

Acceptance of rent

The acceptance of any rent by the Landlord hereunder shall not be deemed to operate or be regarded by the Tenant as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach or non-observance or non-performance by the Tenant of any of the covenants agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed.

4

Interest

Without prejudice to the right of the Landlord to exercise any other right or remedy (including the right of re-entry) exercisable under the terms of this Agreement, in the event of default in payment of Rent and/or any charges payable hereunder or any part thereof on its due date, the Tenant shall further pay to the Landlord on demand interest on the amount in arrears at the rate of 1.5% per month calculated from the date on which the same became due for payment until the date of payment as liquidated damages and not as penalty.

5

Act of employees, etc.

For the purpose of these presents any act default neglect or omission on the part of any guest visitor servant contractor employee agent invitee or licensee of the Tenant shall be deemed to be the act default neglect or omission of the Tenant.

6

Distraint

In addition to Rent any amounts falling due under this Agreement may be recovered by distress as rent in arrears.  For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance (Cap.7) and of these presents, the Rent payable in respect of the Premises and other amounts recoverable by distress as rent in arrears shall be and be deemed to be in arrears if not paid in advance at the times and in the manner hereinbefore provided for payment thereof. All costs and expenses of and incidental to distraint shall be paid by the Tenant on a full indemnity basis and shall be recoverable from it as a debt.

7

Recovery of Landlord's expenses

The Tenant shall pay to the Landlord on an indemnity basis all costs fees charges disbursements and expenses (including without prejudice to the generality of the foregoing those payable to counsels solicitors (on a solicitor-and-own client basis) surveyors architects and bailiffs) incurred by the Landlord in relation or incidental to or in respect of :

(a)

the preparation and service of a notice under Section 58 of the Conveyancing and Property Ordinance (Cap.219), notwithstanding forfeiture is avoided otherwise than by relief granted by the Court; and

(b)

the Tenant’s non-observance or non-performance of the terms of this Agreement and/or the Landlord’s exercise of its rights and powers under this Agreement, including but not limited to recovery of rent and the Landlord’s exercise of its right of re-entry.

SECTION X

GENERAL

1

Yield Up Premises And Handover

1.1

(a)

The Tenant shall yield up the Premises with all keys giving access to all parts of the Premises with all fixtures fittings and additions therein and thereto at the expiration or sooner determination of this Agreement in good clean and tenantable repair and condition in accordance with the stipulations herein contained.

(b)

Where the Tenant has made any alterations or installed any fixtures or additions to the Premises whether with or without the Landlord’s consent, the Landlord may at its discretion require the Tenant to reinstate, remove or do away with such alterations fixtures or additions or any part or portion thereof and thereafter make good and repair in a proper and workmanlike manner any damage to the Premises and the Landlord’s fixtures and fittings therein as a result thereof before delivering up the Premises to the Landlord.

(c)

If required by the Landlord, the Tenant shall at its own cost remove or do away with all alterations fixtures or additions to the Premises whether the same were made by the Tenant or not, and make good and repair in a proper and workmanlike manner any damage to the Premises as a result thereof and deliver the Premises to the Landlord in a bare-shell condition upon the expiration or sooner determination of this Agreement.

(d)

Should the Tenant fail to remove any fixtures or additions and reinstate the Premises as required by the Landlord as aforesaid, the Landlord shall be entitled at its sole discretion to remove the said fixtures or additions and reinstate the Premises at the sole expense of the Tenant and the cost thereof shall be a debt due from the Tenant to the Landlord and be recoverable forthwith by action.

1.2

The Tenant hereby irrevocably appoints the Landlord as its agent with authority to enter upon the Premises and to deal with at the Tenant’s risk and expense any of the Tenant’s effects left on or about the Premises for more than five days after the expiry of the Term or its determination (howsoever arising or occasioned) to the intent that the Landlord may without liability to the Tenant dispose of or destroy or otherwise deal with the same as the Landlord shall think fit.  In the event that the Landlord is unable to gain access to the Premises, the Tenant expressly confirms that the Landlord as its agent may use any means (including the use of force) to effect entry upon the Premises.

2

No excuse for non-payment of rent

This Agreement and the obligation of the  Tenant to pay rent and other sums due hereunder and to perform the Tenant’s obligations hereunder shall in no way be affected impaired or excused because the Landlord is unable due to circumstances beyond its control to fulfil any of its obligations under this  Agreement or to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make or is delayed in making any repair additions alterations or decoration or is unable to supply or is delayed in supplying any equipment or fixtures if the Landlord is prevented or delayed from so doing by reason of strike labour shortage of materials or any outside cause whatsoever or by reason of any order or regulation of any department of the Government of Hong Kong Special Administrative Region.

3

Condonation not a waiver

3.1

No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance or non-performance by the Tenant at any time or times of any of the covenants agreements stipulations terms and conditions herein contained shall operate or be regarded by the Tenant as a waiver of the Landlord’s rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non- performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord, unless expressed in writing and signed by the Landlord.

3.2

Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and shall in no way be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided.

4

Approval of Landlord

The Landlord and its authorised agents shall have absolute discretion in granting or refusing any approval sought by the Tenant hereunder and any approval if granted may be subject to such conditions as the Landlord or its agents think fit.  No approval by the Landlord is valid unless it is in writing and is signed and dated by the Landlord or its authorised agent.

5

Re-letting notice

During the three (3) months immediately preceding the determination of the Term the Landlord shall be at liberty to affix and retain without interference upon any external part of the Premises a notice for re-letting the same.

6

Service of notices

Any notice required to be served hereunder shall be sufficiently served on the Tenant if delivered to it by post or left addressed to it at the Premises or at its last known address in Hong Kong Special Administrative Region and shall be sufficiently served on the Landlord if sent to it by post or delivered to it at the address given herein or any other address which the  Landlord may notify to the Tenant from time to time.  A notice sent by post shall be deemed to have been given at the time when in due course of post it would be delivered at the address to which it is sent.

7

Legal costs

The Landlord's solicitors' legal costs (calculated at full scale), disbursements and other legal expenses in connection with the preparation and signing of this Agreement and its counterpart shall be borne by the Landlord and the Tenant in equal shares.  Should the Tenant engage a separate firm of solicitors to act on its behalf then each party shall pay its own solicitor's costs.

8

Stamp duty

The stamp duty upon this Agreement and its counterpart, the Land Registry registration fees (if any), the ratification fee (if any) and all other disbursements in connection with this Agreement and its counterpart shall be borne by the Landlord and the Tenant in equal shares.

9

No premium or fine

The Tenant hereby expressly admits and declares that no premium or fine or other consideration or key money has been paid to the Landlord by the Tenant for the creation of this tenancy.

10

Exclusion of Warranty as to use

Nothing in this Agreement or in any consent granted by the Landlord under this Agreement shall imply or warrant that the Premises may be used for the purpose authorised in this Agreement. In the event that the  Government or any competent authority serves notice prohibiting the use of the Premises in the manner permitted hereunder the Tenant shall forthwith comply with the notice failing which the Landlord shall be entitled to terminate this Agreement by one month’s notice or such shorter notice as may be required or as the parties may agree.  On the expiration of the Landlord’s notice, this Agreement shall terminate but without prejudice to either party’s claim against the other in respect of any antecedent breach of this Agreement.

11

Entire Agreement

1.1

This Agreement  supersedes any and all previous agreements between the parties hereto, and constitutes the entire agreement. Any representations, warranties, statements or agreements, whether orally or in writing, heretofore made relating to any of the matters referred to herein are hereby expressly negated and excluded unless hereafter otherwise agreed or confirmed by the parties in writing.

1.2

In the event of any inconsistency between the terms of this Agreement and the terms of any documents referred to herein (including any Appendices attached hereto), the terms of this Agreement shall prevail.

12

Outstanding obligations

Any outstanding obligations on the part of the Tenant to be observed and performed under the Offer Letter and/or the Agreement for Tenancy Agreement (if any) pursuant to which this Agreement is entered into shall continue to be in force and shall not merge with this Agreement unless the Landlord shall otherwise stipulate.

13

Sales and Redevelopment

0.1

Notwithstanding any provision to the contrary contained in this Agreement, if at any time during the Term the Landlord shall decide to redevelop, renovate, refurbish or redesign the Building or any part thereof (which decision shall be sufficiently evidenced by a certified true copy of the relevant Board Resolution of the Landlord) or shall sell assign or enter into any agreement for the sale or assignment of the whole or any part of the Building which includes the Premises, the Landlord shall be entitled to give six (6) calendar months’ notice in writing to the Tenant to determine this Agreement and at the expiry of such notice everything herein contained shall cease and be void and the Tenant shall immediately deliver up vacant possession of the Premises to the Landlord.

0.2

The Tenant shall not be entitled to claim against the Landlord for any compensation for the loss of goodwill or business, damages or any costs and expenses incurred by the Tenant whatsoever but any such termination shall be without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of any terms or stipulations herein contained.

0.3

The expression “Landlord” in this clause shall include the Landlord’s successors in title and this clause shall enure for the benefit of the Landlord’s successors in title.

0.4

It is also agreed and declared notwithstanding any other provision herein and notwithstanding any law to the contrary the Tenant’s option right(s) (if any) shall be extinguished and determined upon the service of the said notice of termination whether such rights shall have been exercised by the Tenant or not.

0.5

The Tenant shall not be entitled to any claim against the Landlord for any damages or compensation or any relief  against such extinguishment and determination of its option right(s).

14

Confidentiality

0.1

Each party shall take every reasonable precaution to ensure that its agents, officers or employees and in addition, in the case of the Tenant, its Contractors, solicitors and other professional advisers do not:-

(a)

disclose any term of this Agreement; or

(b)

disclose or use any information acquired in connection with this Agreement or acquired in connection with the negotiations leading up to it save when necessary for the performance of that party’s obligations under this Agreement or as the other party may first agree in writing.

14.2

(a)

This clause will not operate as to prevent a disclosure which a legal adviser to the party concerned has advised that, in his professional opinion, the party (or any of its officers or employees) is obliged to make under compulsion of law or regulation, unless such compulsion is pursuant to a legal obligation voluntarily undertaken by that party.

(b)

Any disclosure by the Landlord made pursuant to any ordinance or subsidiary legislation binding on the Landlord shall not require the consent of the Tenant [or the Guarantor]

14.3

This clause shall not operate so as to prevent a disclosure which is made for a proper purpose:-

(a)

To a public authority under compulsion of law;

(b)

To a court of law in Hong Kong Special Administrative Region or elsewhere or otherwise in any legal proceeding;

(c)

To the auditors of, or any lawyer or professional person being under a duty of confidentiality in acting for that party, or when advising a party as to the performance of its obligations under this Agreement, or otherwise in connection with this Agreement.

(d)

To banks and / or financial institutions for the purposes of the Landlord’s raising finance and / or refinancing, extending or renewing indebtedness, whether incurred in connection with the lot, the Premises or otherwise;

(e)

In connection with the fulfillment of any rules, regulations or other requirements of any stock exchange or any relevant regulatory authority.

15

Discontinuance of Cleaning Services

If the Cleaning Service Charges shall be in arrears for more than fifteen (15) days the Landlord shall notify Best Result who may thereafter at its discretion suspend or discontinue the provision of Cleaning Services to the Premises until such default or breach has been rectified and the Landlord shall not incur any liability to the Tenant for any loss or damage suffered by the Tenant as a result thereof.  The rights and remedies given to the Landlord under this Clause shall be deemed cumulative remedies and shall not prejudice any right of action or any remedy of the Landlord for the recovery of any Cleaning Service Charges due to the Landlord from the Tenant.

16

Reservation of rights

The Landlord reserves the right, exercisable at any time or times: -

16.1

To install or erect at the entrances passages passageways doorways corridors landings staircases lobbies or other public parts of the Building, counters, showcases or light boxes and to change the arrangement and/or location of entrances passageways doors doorways corridors landings staircases lobbies lifts escalators toilets or other public parts of the Building or any service or apparatus serving the Building.

16.2

To change the name or description of the Building or any part thereof PROVIDED that in such event, the Landlord shall give to the Tenant and the Postal and other Government Authorities not less than three months’ advance notice in writing of any such proposed change.

16.3

To change the user of any part of the Building for any other purposes (including but not limited to restaurant and/or retail purposes), renovate or refurbish the shopping arcade (if any) or office area (if any) or any part or any area of the Building and to change, alter, amend, vary, add to and re-locate the layout of the shopping arcade (if any) or office area (if any) or any part or any area of the Building including but not limited to the external walls, entrance lobbies, staircases, landings, passages, corridors, toilets, lifts and escalators and to carry out works to effect such change of user, renovation, refurbishment, change, alteration, amendment, variation, addition and re-location and the Tenant shall not be entitled to object to the change of user, renovation, refurbishment, change, alteration, amendment, variation, addition, re-location or any works as aforesaid and shall have no right of action or claim for compensation whatsoever in connection with any matters arising from this Clause.

16.4

To make or cause to be made any structural or non-structural alteration or improvement in or addition to entrances landings staircases driveways passages lobbies or any part of the Building in common use, without incurring any liability to make any payment to the Tenant on any account whatsoever.

16.5

To make  introduce, amend, adopt or abolish regulations as it may consider necessary for the management and maintenance of the Building as a first class commercial Building. Such regulations shall be supplementary to the terms and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such regulations and the terms and conditions of this Agreement the terms and conditions of this Agreement shall prevail.

17

Meaning of “Tenant”

The expression “the Tenant” shall (where the context permits) mean and include the party or parties specifically named and shall not include the executors and administrators of any such party or where such party is a corporation any liquidator or receiver thereof.

18

Responsible for acts of servant, etc.

Any act default neglect or omissions of the agents contractors servants customers or visitors of the Tenant shall be deemed to be the act default neglect or omission of the Tenant.

19

Special condition(s)

The parties hereto hereby agree that the terms or conditions or matters set out in the Sixth Schedule and the Seventh Schedule hereto shall apply to this Agreement and shall be incorporated as an integral part of this Agreement.

20

Governing law

This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and interpreted in all respects in accordance with the laws of Hong Kong Special Administrative Region and the Tenant  hereby irrevocably submit(s) himself / themselves to the jurisdiction of the courts of Hong Kong Special Administrative Region.

The submission of the Tenant to the jurisdiction of the courts of Hong Kong Special Administrative Region shall not restrict the right of the Landlord to take proceedings against any one or both of them in any other courts having, claiming or accepting jurisdiction over them or any of its/their assets, nor shall the taking of proceedings in any one or more jurisdictions(s) preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

Any action or proceedings against the Landlord may be taken in no jurisdiction other than that of the courts of Hong Kong Special Administrative Region.

OFFICETA

Revised 06/01/2006

THE FIRST SCHEDULE ABOVE REFERRED TO

PART  I

LANDLORD

:

HUNG FOOK DEVELOPMENT LIMITED whose registered office is situate at 12th Floor, Tsim Sha Tsui Centre, Salisbury Road, Tsim Sha Tsui, Kowloon, Hong Kong (“Landlord” which expression shall include its successors and assigns).

TENANT

:

VAST OPPORTUNITY LIMTIED whose registered office is at Room 1217, 12th Floor, The Metropolis Tower, 10 Metropolis Drive, Hunghom, Kowloon, Hong Kong (“Tenant”)

PART  II

Premises

:

TENTH FLOOR  of  NEW YORK HOUSE (“the Building”) at 60 Connaught Road Central, Hong Kong (the said Unit for the purpose of identification only is shown and coloured Pink on the Floor Plan annexed hereto)

PART  III

Term

:

For the term of Two year(s) commencing on the29th day of May 2006 and expiring on the 28th day of May 2008 (both days inclusive).

PART  IV

User

:

Restricted to use by the Tenant as office premises only and for no other purpose whatsoever.

PART  V

Deposit

:

The sum of Hong Kong Dollars FORTY NINE THOUSAND SIX HUNDRED AND FORTY SEVEN ONLY (HK$ 49,647.00) (equivalent to 3 months’ rental and 3 months’ Management Fee and Cleaning Service Charges and rates and Government rent]) payable to the Landlord on or before the signing of this Agreement.

OFFICETA

Revised 06/01/2006

THE SECOND SCHEDULE ABOVE REFERRED TO

PART  I

PARTICULARS OF RENT

(1)

The rent payable during the Term shall be Hong Kong Dollars TWELVE THOUSANDTWO HUNDRED AND TEN Only (HK$12,210.00 ) each calendar month payable in advance on the first day of each calendar month (without any deduction or set-off).

(2)

The rent is exclusive of rates, Government rent, Management Fee and Cleaning Service Charges and other outgoings.

*(3)

 Subject to the Tenant's due observance and performance of all the conditions contained in this Agreement, the Tenant shall have the following rent free period(s) :

Sixty one (61) days from 29/5/2006 to 28/7/2006

During any rent free period the Tenant shall continue to pay the Management Fee Cleaning Service Charges, rates and Government rent and all other outgoings payable.

PART  II

PARTICULARS OF CHARGES

Management Fee and Air-Conditioning Charge :  HK$ 3,774.00 per calendar month (subject to revision pursuant to Clause 1.5 of Section III).

Cleaning Service Charges : HK$300.00 per calendar month (subject to revision pursuant to Clause 25 of Section III.

OFFICETA

Revised 06/01/2006

THE THIRD SCHEDULE ABOVE REFERRED TO

FITTING OUT REQUIREMENTS

The Tenant shall :-

(a)

Provide electrical light fittings and a ceiling of non-combustible material approved by the Landlord save that no combustible material will be permitted above the ceiling. If the Tenant requires any extension or relocation of the sprinkler heads and/or the smoke detectors and other fire services equipment installed by the Landlord, the cost of such work will be paid by the Tenant.

(b)

Provide vertical window blinds, tracks and fittings at the Tenant’s expenses.

(c)

Paint and decorate the interior of the Premises to the satisfaction of the Landlord.

(d)

Furnish and install floor fill and floor finishes. PVC tiles shall not be used unless approved by the Landlord.

(e)

With the relevant plan showing all the details including but not limited to the gauge of wire, etc. duly approved in writing in advance by the Landlord, apply for the electricity water meters from the relevant authorities, complete all electrical and mechanical installations (heating, lighting system, ventilation, air-conditioning, sub-main cable, wiring, plumbing, drainage and fire services) for the purpose of providing electrical mechanical and drainage services to and within the Premises PROVIDED that the reinstatement of the ceiling or any part of the common area damaged by or removed during the connecting of electricity to the Premises shall be carried out by the Landlord’s nominated contractor at the Tenant’s expense.

(f)

Furnish and install or arrange for the installation of telephones as well as other Tenant’s requirements within the Premises together with such meters as are necessary to measure the Tenant’s consumption thereof and to employ only the contractors nominated or approved by the Landlord for such purposes.

(g)

Furnish, install, support and connect all lighting fixtures, including lamps, switches and wiring, save that in the case of support involving cutting into structure prior written approval of the Landlord will be required and in all instances only the contractor designated by the Landlord shall be used.

(h)

Install such fire extinguishers or other means of fire-fighting equipment inside the Premises as may be required from time to time by all relevant Ordinances and regulations of the Government of Hong Kong Special Administrative Region.

OFFICETA

Revised 06/01/2006

THE FOURTH SCHEDULE ABOVE REFERRED TO

BUILDING RULES AND REGULATIONS

(a)

Plumbing fixtures shall be used only for the purposes for which they were constructed. No sweeping rubbish rags or other alien substance shall be deposited therein. All costs for making good damages resulting from any misuse of the plumbing fixtures shall be borne by the Tenant.

(b)

Unless with the written consent of the Landlord, no tenant may drill into or in any way deface any part of the Premises or the Building.

(c)

Unless with the written consent of the Landlord, and such consent will not be usually granted, no flagpoles or aerials shall be erected,  and no flags may be flown from windows or elsewhere in or upon the Building.

(d)

The loading and unloading of goods shall be carried out in such manner and within such times as from time to time be designated by the Landlord.

(e)

Canvassing and peddling in the Building are prohibited.

(f)

No tenant shall cause or permit any noise which is or may be a nuisance or annoyance to the occupants of other portions of the Building.

(g)

No animals or pets may be kept in the Premises or the Building.

(h)

No security organization shall be employed by Tenant without the Landlord’s prior consent.

(i)

No film or movies shooting relating to the Building is permitted unless the prior written consent from the Landlord is obtained.

(j)

No person is allowed to sit, loiter or sleep on public passages, staircases or shopfronts.

(k)

Save and except where the Premises are let for the express purpose of a Food or Beverage outlet or restaurant, the preparation of food in the Premises is expressly prohibited save with the Landlord’s prior permission in writing.

(l)

No person may place or leave any rubbish in the entrances or any of the staircases, corridors, passages or landings of the Building used in common.

(m)

No person may permit or suffer any sale by auction to be held upon the Premises.

OFFICETA

Revised 06/01/2006

THE FIFTH SCHEDULE ABOVE REFERRED TO

NORMAL AIR-CONDITIONING SUPPLY HOURS

N/A

OFFICETA

Revised 06/01/2006

THE SIXTH SCHEDULE ABOVE REFERRED TO

SPECIAL CONDITION(S)

1.

The Tenant shall  pay to the Landlord such handling charge as the Landlord shall determine in its absolute discretion from time to time during the Term for considering  the Tenant’s fitting out plans and specifications and inspecting the fitting out works carried out or to be carried out in the Premises.

2.

The Tenant shall pay and discharge any temporary electricity charges incurred during the fitting out period as demanded by the Building Manager.

3.

The Tenant shall pay a sum, as demanded by the Landlord or the Building Manager of the Building as a fitting out and decoration deposit before commencing to fit out the Premises.  Such sum shall be refunded to the Tenant without interest subject to any necessary deductions, upon completion of the decoration works.

4.

From time to time as necessary and upon completion of the fitting out work in the Premises, the Tenant shall at its own expense remove all debris and rubbish resulting from such fitting out work to the location designated by the Landlord or the Building Manager or their authorised agents in an orderly and proper manner.

5.

Before taking possession of the Premises, the Tenant shall pay to the Landlord the following:

(a)

Rent from 29/7/2006 to 31/8/2006

HK$  13,961.61

(b)

Management fee from 29/5/2006 to 30/6/2006

HK$    4,106.32

(c)

Cleaning Service Charges from 29/5/2006 to 30/6/2006

HK$       329.03

(d)

Rates from 29/5/2006 to 30/6/2006

HK$       320.93

(e)

Fitting Out Deposit

HK$    1,000.00

HK$  19,147.89

===========

6.

Subject to the Tenant's due execution of this Agreement and payment of all sums required, vacant possession of the Premises in an "as is" condition shall be delivered to the Tenant.

THE SEVENTH SCHEDULE ABOVE REFERRED TO

Save for the works listed below the Premises shall be handed over to the

Tenant in the state and condition as it is

(1)

Landlord will provide and lay new wall to wall carpet to the Premises, provided that the specification of the carpet shall be determined by the Landlord at its sole discretion.

(2)

Landlord will replace the deteriorated ceiling tiles and ceiling grids.

OFFICETA

Revised 06/01/2006

AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED by

)

)

for and on behalf of Sino Real Estate

)

Agency Limited as agent for the

)

Lanlord for the sole purpose of

)

Execution of this Agreement whose

)

Signature is verified by :-

)

SIGNED by the Tenant in the

)

)

for and on behalf of the Tenant in the

)

presence of  :-

)

R E C E I V E D the day and year first above

)

written of and from the Tenant the sum of

)

HONG KONG DOLLARS FORTY NINE

)

THOUSAND SIX HUNDRED AND FORTY

)

SEVEN ONLY being the above mentioned deposit

)

to be paid by the Tenant to the Landlord

)

HK$49,647.00

OFFICETA

Revised 06/01/2006

Dated the    29th       day of                 2006

HUNG FOOK DEVELOPMENT LIMITED]

and

VAST OPPORTUNITY LIMITED

***********************************************

TENANCY AGREEMENT

of

1OTH FLOOR of

NEW YORK HOUSE

Hong Kong

***********************************************

Raymond T. Y. Chan, Victoria Chan & Co.,

Solicitors,

3rd Floor, Crocodile House I,

50 Connaught Road Central,

Hong Kong

Ref. No. : JCL/RPT/NYH/05/5995-011/dl

OFFICE

CV\LIYU\ .. \02723741.doc